Note 1 - Organization and Summary of Significant Accounting Policies (Details Textual)	12 Months Ended
	Dec. 31, 2024 USD ($)	Dec. 31, 2023 USD ($)	Jan. 01, 2025	Sep. 30, 2024 USD ($)	Dec. 31, 2022 USD ($)
Number of Tumor Samples	150,000
Number of Operating Segments	2
Retained Earnings (Accumulated Deficit)	$ (180,426,271)	$ (167,761,883)
Cash and Cash Equivalents, at Carrying Value	611,822	8,357,294
Liabilities, Current	3,593,401	3,951,031
Operating Lease, Liability, Current	1,558,239	2,113,408
Net Cash Provided by (Used in) Operating Activities	(10,103,084)	(10,766,475)
Equity, Attributable to Parent	(202,610)	8,271,780		$ 1,966,969	$ 21,765,892
Research and Development Expense, Total	20,728	$ 98,114
Unrecognized Tax Benefits	$ 0
Renovaro Acquisition [Member] | Renovaro Preferred Stock [Member]
Business Acquisition, Equity Interest Issued and Issuable, Exchange Rate			1